UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2010 (February 12, 2010)

Park National Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 349-8451

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Not applicable

(e)	The Compensation Committee of the Board of Directors of Park National Corporation (“Park”) met on February 12, 2010 to determine the annual cash compensation to be paid to Park’s Senior Executive Officers (as defined in the Interim Final Rule under which the U.S. Treasury established executive compensation standards applicable to participants in the Capital Purchase Program) during the fiscal year ending December 31, 2010. Each of Park’s Senior Executive Officers is also a named executive officer for purposes of the applicable SEC disclosure rules – C. Daniel DeLawder, Chairman of the Board and Chief Executive Officer of each of Park and its national bank subsidiary The Park National Bank (“PNB”); David L. Trautman, President and Secretary of Park and President of PNB; and John W. Kozak, Chief Financial Officer of Park and Senior Vice President and Chief Financial Officer of PNB.

Under the terms of the Interim Final Rule, except in limited circumstances, Park is prohibited from paying or accruing any bonus or incentive compensation to or for Park’s five most highly compensated employees, which would include Messrs. DeLawder, Trautman, and Kozak. Prior to Park’s participation in the Capital Purchase Program, each of Messrs. DeLawder, Trautman, and Kozak had participated in Park’s incentive compensation plan, which had enabled officers of Park’s Ohio-based subsidiaries to share in any above-average return on equity (as defined in the incentive compensation plan) which Park and its subsidiaries on a consolidated basis may generate during each 12-month period ended September 30.

As discussed in Item 5.02 of the Current Report on Form 8-K filed by Park on July 20, 2009, the Interim Final Rule clarified the “valid employment contract” exception to the incentive compensation payment prohibition such that the specific circumstances underlying the computation and determination, and subsequent payment to Messrs. DeLawder, Trautman, and Kozak, of the incentive compensation awards for the 12-month period ended September 30, 2008 fell within the scope of the exception. Accordingly, on July 20, 2009, the Compensation Committee took action to authorize the payment to Messrs. DeLawder, Trautman and Kozak of $300,000, $250,000, and $200,000, respectively, as incentive compensation awards for the 12 month period ended September 30, 2008.

At its February 12, 2010 meeting, the Compensation Committee determined that, given the limitations under the Interim Final Rule on the payment or accrual of bonuses or incentive compensation, each of Messrs. DeLawder, Trautman, and Kozak should receive increases to their base salaries for Fiscal 2010 as follows:

2

•	C. Daniel DeLawder, Chairman and Chief Executive Officer of Park (principal executive officer of Park); Chairman and Chief Executive Officer of PNB:

Fiscal 2009 Salary	Increase	Fiscal 2010 Salary
$473,525	$300,000	$773,525

•	David L. Trautman, President and Secretary of Park; President of PNB:

Fiscal 2009 Salary	Increase	Fiscal 2010 Salary
$313,250	$250,000	$563,250

•	John W. Kozak, Chief Financial Officer of Park (principal financial officer of Park); Senior Vice President and Chief Financial Officer of PNB:

Fiscal 2009 Salary	Increase	Fiscal 2010 Salary
$214,455	$200,000	$414,455

The base salary for Fiscal 2010 is effective as of January 1, 2010.

[Remainder of page intentionally left blank;
signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: February 16, 2010	By:	/s/ John W. Kozak
John W. Kozak Chief Financial Officer

4